FIRSTSUN CAPITAL BANCORP AND HOMESTREET, INC.
PROVIDE UPDATE ON STATUS OF STRATEGIC MERGER

DENVER & SEATTLE--(BUSINESS WIRE)--October 29, 2024 - FirstSun Capital Bancorp (NASDAQ: FSUN) (“FirstSun”) and HomeStreet, Inc. (NASDAQ: HMST) (“HomeStreet”) announced that, based on discussions FirstSun and its subsidiary, Sunflower Bank, N.A. (“Sunflower”) have had with the Federal Reserve and the Texas Department of Banking, that regulatory approvals necessary for the mergers with HomeStreet and its subsidiary, HomeStreet Bank to proceed have not been obtained and FirstSun and Sunflower have been asked to withdraw their merger applications. FirstSun and HomeStreet are discussing the pursuit of an alternative regulatory structure for the merger. The parties are also discussing terms on which they would terminate the merger agreement if no alternative structure is feasible. There can be no assurance that an alternative regulatory structure may ultimately be feasible.

“We are disappointed in the process to date, but we remain hopeful that we will be able to continue productive discussions with regulators in order to obtain regulatory approval,” stated Neal Arnold, Chief Executive Officer and President of FirstSun.

“We are disappointed that the regulators are unwilling to grant the regulatory approvals necessary for the merger to proceed,” stated Mark Mason, Chairman, President and Chief Executive Officer of HomeStreet. “Importantly, HomeStreet has been advised by its regulators that there were no regulatory concerns specifically related to HomeStreet that would have prevented approval of the merger.”

Mr. Arnold continued, “While we have worked tirelessly to obtain regulatory approval, we firmly believe the external environment and landscape regarding regulatory approvals for bank mergers of this nature has become more challenging, particularly following industry news earlier this year. We intend to continue to work with HomeStreet and our regulators on possible solutions that will also make sense for our shareholders. We also remain focused on our organic business prospects following another quarter of strong financial results, including our strong earnings, liquidity, credit and capital profile.”

About FirstSun Capital Bancorp

FirstSun Capital Bancorp, headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, N.A., which operates as Sunflower Bank, First National 1870 and Guardian Mortgage. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with a branch network in five states and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $8.1 billion as of September 30, 2024.

First National 1870 and Guardian Mortgage are divisions of Sunflower Bank, N.A. To learn more, visit ir.firstsuncb.com, SunflowerBank.com, FirstNational1870.com or GuardianMortgageOnline.com.

About HomeStreet, Inc.

HomeStreet, Inc. (Nasdaq: HMST) is a diversified financial services company headquartered in Seattle, Washington, serving consumers and businesses in the Western United States and Hawaii. The Company is principally engaged in real estate lending, including mortgage banking activities, and commercial and consumer banking. Its principal subsidiary is HomeStreet Bank. Certain information about our business can be found on our investor relations web site, located at http://ir.homestreet.com. HomeStreet Bank is a member of the FDIC and is an Equal Housing Lender.

Cautionary Note Regarding Forward Looking Statements

Statements included in this press release which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding discussions relating to the pursuit of an alternative regulatory structure for the proposed mergers (collectively, the “Merger”) and the possible termination of the merger agreement if no alternative structure is feasible. In general, forward-looking statements can be identified through use of words such as "may," "will," "believe," "anticipate," "expect," "intend," "opportunity," "continue," "should," and "could" and variations of such words and similar expressions. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:

•the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger);
•the failure of either party to satisfy any of the other closing conditions to the Merger on a timely basis or at all;
•the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
•subsequent events and developments may cause FirstSun’s and HomeStreet’s assessments to change;
•the possibility that the anticipated benefits of the Merger, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FirstSun and HomeStreet do business, or as a result of other unexpected factors or events;
•diversion of management's attention from ongoing business operations and opportunities;
•adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger or other developments regarding the Merger;
•the outcome of any legal proceedings that have been or may be instituted against FirstSun or HomeStreet; and
•other factors that may affect future results of FirstSun or HomeStreet including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in FirstSun’s registration statement on Form S-4 that contains a HomeStreet proxy statement and prospectus of FirstSun dated May 16, 2024, and other documents subsequently filed by FirstSun and HomeStreet with the U.S. Securities and Exchange Commission (“SEC”).

Many of these factors are beyond FirstSun’s and HomeStreet’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. There may also be additional risks that neither FirstSun nor HomeStreet presently knows, or that FirstSun or HomeStreet currently believes are immaterial, that could cause actual events and results to differ from those contained in the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. All forward-looking statements speak only as of the date of this communication, and neither FirstSun nor HomeStreet assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. Neither FirstSun nor HomeStreet gives any assurance that either FirstSun or HomeStreet, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

FirstSun and HomeStreet qualify all forward-looking statements by these cautionary statements.